UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 1, 2026

FIRST FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Commission File Number: 0-16759

Indiana	35-1546989
(State or other jurisdiction	(I.R.S. Employer
incorporation or organization)	Identification No.)

One First Financial Plaza, Terre Haute, IN	47807
(Address of principal executive office)	(Zip Code)

(812) 238-6000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.125 per share	THFF	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01. Completion of Acquisition or Disposition of Assets.

On March 1, 2026, First Financial Corporation, an Indiana corporation (“First Financial”) and First Financial Bank, National Association, a national banking association and wholly-owned subsidiary of FFC (“First Financial Bank”) completed their previously announced acquisition of CedarStone Financial, Inc., a Tennessee corporation (“CedarStone”), and CedarStone Bank, a wholly owned subsidiary of CedarStone (“CedarStone Bank”) pursuant to the Agreement and Plan of Merger by and among First Finacial Corporation, CS Subsidiary, Inc., and CedarStone Financial, Inc., dated as of November 6, 2025 (the “Merger Agreement”). On the terms and subject to the conditions set forth in the Merger Agreement, CedarStone merged with and into First Financial (the “Merger”). Immediately following the Merger, CedarStone Bank merged with and into First Financial Bank, with First Financial Bank as the surviving entity (the “Bank Merger”).

Upon the terms and subject to the conditions set forth in the Merger Agreement, at the effective time of the Merger (the “Effective Time”), First Financial paid $19.12 per share in cash for each share of CedarStone’s common stock outstanding. The aggregate value of the transaction was approximately $25.0 million.

The foregoing summary of the Merger Agreement is not complete and is qualified in its entirety by reference to the complete text of the Merger Agreement, which was filed as Exhibit 2.1 to First Financial’s Current Report on Form 8-K filed on November 6, 2025 and is incorporated by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits Exhibit No.	Description
2.1*	Agreement and Plan of Merger by and among First Financial Corporation, CS Subsidiary, Inc., and CedarStone Financial, Inc., dated as of November 6, 2025.
104	Cover page interactive data file (embedded with the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First Financial Corporation

Dated March 2, 2026
/s/ Rodger A. McHargue
Rodger A. McHargue
Secretary/Treasurer and Chief Financial Officer